20081452581  C

$150.00

SECRETARY OF STATE

08-25-2008  14:51:45

Statement of Merger

(Surviving Entity is a Domestic Entity)

filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1. For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number

20081266675

(Colorado Secretary of State ID number)

Entity name or true name:

 CET ACQUISITION CORP

Form of entity:

CORPORATION

Jurisdiction:

COLORADO

Street address:

12503 E. EUCLID DRIVE # 30

CENTENNIAL, CO  80111

Mailing address ______________________________________________________

(leave blank if same as street address) (Street number and name or Post Office Box information) ______________________________________________________

__________________________ ____ ____________________

(City) (State) (ZIP/Postal Code)

_______________________ ______________.

 (Province – if applicable) (Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment).

[  ]  There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the surviving entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number:

20051210746

(Colorado Secretary of State ID number)

 Entity name or true name:

BioMedical Technology Solutions, Inc.

Form of entity:

CORPORATION

Jurisdiction

COLORADO

Street address:

9800 MT. PYRAMID COURT # 350

ENGLEWOOD, CO  80112

Mailing address ______________________________________________________

(leave blank if same as street address) (Street number and name or Post Office Box information) ______________________________________________________ __________________________ ____ ____________________

(City) (State) (ZIP/Postal Code)

_______________________ ______________.

(Province – if applicable) (Country)

3. Each merging entity has been merged into the surviving entity.

4. (If the following statement applies, adopt the statement by marking the box.)

[   ]   The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of State for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5. (If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)

[    ]  One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number _________________________

Document number _________________________

Document number _________________________

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

[    ]  There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

6. (If applicable, adopt the following statement by marking the box and include an attachment.)

[    ]   This document contains additional information as provided by law.

7. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are ___________________________.

(mm/dd/yyyy hour:minute am/pm)

 Notice: Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing this document to be delivered for filing are :

CLIFFORD L. NEUMAN PC

1507 PINE STREET

BOULDER CO  80302

(If applicable, adopt the following statement by marking the box and include an attachment.)

[    ]  This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer: This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).